Exhibit 99.1

ETF Managers Capital LLC — INDEX TO ANNUAL FINANCIAL STATEMENTS

Independent Auditors’ Report

To the Board of Managers of

ETF Managers Capital, LLC

Summit, NJ 07901

We have audited the accompanying financial statements of ETF Managers Capital, LLC (a Delaware limited liability company), which comprise the statement of financial condition as of December 31, 2017 and 2016, the statement of operations and comprehensive income for the years ended December 31, 2017 and 2016, and the related statements of changes in member’s capital and cash flows for the years ended December 31, 2017 and 2016, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ETF Managers Capital, LLC as of December 31, 2017 and 2016, the results of its operations for the years ended December 31, 2017 and 2016, and the changes in its member’s capital and in its cash flows for the years ended December 31, 2017 and 2016 in accordance with accounting principles consistently applied and generally accepted in the United States of America.

Connolly & Company, P.C.

Warren, NJ

April 27, 2018

ETF MANAGERS CAPITAL, LLC

STATEMENT OF FINANCIAL CONDITION

DECEMBER 31,

	2017	2016
ASSETS

Current Assets
Cash	$37,603	$61,777
Investment in Sit Rising Rate ETF	950	951
Due from Exchange Traded Managers Group LLC	264,921	299,454
Due from SIT Rising Rate ETF	39,853	13,284

Total Current Assets	$343,327	$375,466

LIABILITIES AND MEMBER’S CAPITAL

Current Liabilities
Service Fee Payable to Exchange Traded Managers
Group LLC	$115,000	$150,000
Accounts Payable on behalf of Sit Rising Rate ETF	20,950	43,167
Due to ETFMG Financial LLC	1,274	—
Deposit - Sit Investment Associates II	25,632	46,209
Accrued Expenses	44,778	27,500

Total Current Liabilities	207,634	266,876

Member’s Capital

Total Member’s Capital	135,693	108,590

Total Liabilities and Member’s Capital	$343,327	$375,466

Certain reclassifications have been made to permit comparison between years.

The accompanying notes are an integral part of these financial statements.

ETF MANAGERS CAPITAL, LLC

STATEMENT OF INCOME AND COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31,

	2017	2016
REVENUES

Management Fees	$162,524	$276,129

EXPENSES

Parent Company Service Fee	100,000	150,000
Marketing	—	33,213
Professional Fees	35,379	17,075
Miscellaneous Expenses	41	2,203
Total Expenses	135,420	202,491

NET INCOME	$27,104	$73,638

COMPREHENSIVE INCOME
Net Income	$27,104	$73,638
Other Comprehensive Gain (Loss)
Unrealized Gain (Loss) on Investment in Sit Rising Rate ETF	(1)	(18)

Other Comprehensive income	$27,103	$73,620

The accompanying notes are an integral part of these financial statements.

ETF MANAGERS CAPITAL, LLC

STATEMENT OF CHANGES IN MEMBER’S CAPITAL

FOR THE YEARS ENDED DECEMBER  31, 2017 AND 2016

	Member’s Capital	Accumulated Other Comprehensive Income (Loss)	Total Member’s Capital

BALANCE JANUARY 1, 2016	$34,963	$7	$34,970

Net Income	73,638		73,638
Other Comprehensive Loss:
Unrealized Holding Loss arising during the period		(18)	(18)
MEMBER’S CAPITAL, DECEMBER 31, 2016	$108,601	$(11)	$108,590

Net Income	27,104		27,104
Other Comprehensive Loss:
Unrealized Holding Loss arising during the period		(1)	(1)
MEMBER’S CAPITAL, DECEMBER 31, 2017	$135,705	$(12)	$135,693

The accompanying notes are an integral part of these financial statements.

ETF MANAGERS CAPITAL, LLC

STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,

	2017	2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$27,104	$73,638
Adjustments to reconcile net income to net cash provided by Operating Activities:
Due from Exchange Traded Managers Group LLC	34,533	(53,856)
Due from SIT Rising Rate ETF	(26,569)	(8,819)
Service Fee payable to Exchange Traded Managers Group LLC	(35,000)	16,810
Due to ETFMG Financial LLC	1,274
Accounts Payable on behalf of Sit Rising Rate ETF	(22,217)	643
Deposit - Sit Investment Associates II	(20,577)	6,330
Accrued Expenses	17,280	9,793
Net cash (used in) provided by operating activities	(24,172)	44,539

CASH FLOWS FROM INVESTING ACTIVITIES
Contribution for investment in Sit Rising Rate ETF	—	—
Investment in Sit Rising Rate ETF	(1)	18

Net cash provided by (used in) investing activities	(1)	18

CASH FLOWS FROM FINANCING ACTIVITIES	—	—

Net cash from financing activities	—	—

NET CHANGE IN CASH AND CASH EQUIVALENTS	(24,173)	44,557

Effect of unrealized loss on Investment in Sit Rising Rate ETF	(1)	(18)

CASH BEGINNING	61,777	17,238

CASH ENDING DECEMBER 31	$37,603	$61,777

Certain reclassifications have been made to permit comparison between years.

The accompanying notes are an integral part of these financial statements.

ETF MANAGERS CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017 AND 2016

Note 1 – ORGANIZATION AND BASIS OF PRESENTATION

ETF Managers Capital, LLC (the “Company”), a Delaware limited liability company, was formed June 14, 2014 and is a wholly-owned subsidiary of Exchange Traded Managers Group LLC (“ETFMG”). The Company is registered with the Commodity Futures Trading Commission as a commodity pool operator (“CPO”) and is a member of the National Futures Association (“NFA”). The Company serves as the Sponsor and managing Owner of ETF Managers Group Commodity Trust I (the “Trust”), a Delaware series trust, of which Sit Rising Rate ETF (the “Fund”) is currently the sole series of the Trust. However, the second series of the Trust, the Breakwave Dry Bulk Shipping ETF (“BDRY”) commenced operations with the listing and commencement of trading of BDRY shares on the NYSE Arca on March 22, 2018.

SIT Fixed Income Advisors II, LLC (“SIT”) is registered as a “commodity trading advisor” (“CTA”) and acts as such for the Fund.

The operations of the Company began with the listing and commencement of trading of the Fund’s shares on the NYSE Arca on February 19, 2015.

Note 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

(b)	Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenues and expenses and disclosure of contingent assets and liabilities during the reporting periods of the financial statements. Actual results could differ from those estimates.

(c)	Cash and Cash Equivalents

The Company defines cash and cash equivalents to be highly liquid investments, with original maturities of three months or less.

(d)	Income Taxes

ETF Managers Capital, LLC is not a taxpaying entity for federal income tax purposes, and thus no income tax expense has been recorded in the financial statements. The Company is a single member limited liability company.

ETF MANAGERS CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017 AND 2016

Note 3 – RELATED PARTY TRANSACTIONS

Through December 31, 2017, the Fund paid the Company an annual management fee, monthly in arrears, in an amount calculated as the greater of 0.15% of its average daily net assets, or $18,750 effective January 1, 2017 ($75,000 for the period from February 20, 2016 to December 31, 2016), (the “Sponsor Fee”). The Sponsor Fee was paid in consideration of the Company’s advisory services to the Fund. Additionally, SIT received an annual fee, monthly in arrears, for its services equal to 0.50% effective January 27, 2016 of the Fund’s average daily net assets. As of February 19, 2015, SIT had agreed to waive its license and service fee (“CTA” fee) to the extent necessary, and the Company had voluntarily agreed to correspondingly assume the remaining expenses of the Fund such that Fund expenses did not exceed an annual rate of 1.50%, excluding brokerage commissions and interest expense, of the value of the Fund’s average daily net assets (the “Expense Cap”). The assumption of expenses and waiver of the CTA fee were contractual on the part of the Company and SIT, respectively. through December 31, 2017. See Note 4.

In addition to the Sponsor fee, the Company receives additional fees from the Fund for providing necessary services for its operations. For the years ended December 31, 2017 and December 31, 2016, the Company received the following fees:

	2017	2016

Sponsor Fee	$32,050	$72,542
Legal Fee	35,000	—
Tax return and Form K-1 preparation	25,000	100,000
Regulatory Reporting Fee	6,250	25,034
Chief Compliance Officer Fee	6,250	24,181
Principal Financial Officer Fee	6,250	24,181
Insurance Fee	30,000	15,000
Wholesale Support Fees	21,724	15,191

Total Fee Income	$162,524	$276,129

SIT had agreed to deposit with the Company such amounts as are necessary, through December 31, 2017, to enable the Company to assume the expenses of the Fund pursuant to the Expense Cap. At December 31, 2017 and December 31, 2016, the Company held $25,632 and $46,209, respectively, in an expense reimbursement account representing the balance of such deposit account for the payment of assumed expenses of the Fund.

ETF MANAGERS CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017 AND 2016

Note 3 – RELATED PARTY TRANSACTIONS (Continued)

The Company, in accordance with the Fund’s Expense Cap limitation pays all of the routine offering, operational, administrative and other ordinary expenses of the Fund in excess of 1.50% (excluding brokerage commissions and interest expense) of the Fund’s average daily net assets, including, but not limited to, accounting and computer services, the fees and expenses of the Trustee, Custodian, Transfer Agent and Distributor, legal and accounting fees and expenses, tax return preparation fees, filing fees, and printing, mailing and duplication costs.

The Fund currently accrues its daily expenses up to the Expense Cap. At the end of each month, the accrued amount is remitted to the Company as the Company has assumed, and is responsible for the payment of, the routine operational, administrative and other ordinary expenses of the Fund which aggregated $515,074 and $511,598, for the year ended December 31, 2017 and December 31, 2016, respectively. Of these amounts, $162,524 and $276,129, respectively, were for services provided by the Company and its affiliate.

Effective April 1, 2017, the Fund pays ETFMG Financial LLC. (“Distributor”), an affiliate of the Sponsor, an annual fee for statutory and wholesaling distribution services and related administrative services equal to the greater of $15,000 or 0.02% of the Fund’s average daily net assets, payable monthly. Pursuant to the Marketing Agent Agreement between the Sponsor, the Fund and the Distributor, the Distributor assists the Sponsor and the Fund with certain functions and duties relating to distribution and marketing services to the Fund, including reviewing and approving marketing materials and certain regulatory compliance matters. The Distributor also assists with the processing of creation and redemption orders. For the year ended December 31, 2017, the Sponsor paid the Distributor, on behalf of the Fund, $11,301 in distribution and related administrative services.

The Fund also pays the Company an annual fee for wholesale support services equal to 0.1% of the Fund’s average daily net assets, payable monthly. The Fund paid the Company $21,724 and $15,192 in wholesale support fees for the year ended December 31, 2017 and December 31, 2016, respectively.

Commencing with the initial trading of Fund Shares on the NYSE Arca on February 19, 2015, the Company paid ETFMG a parent company service fee at the rate of $12,500 ($8,333 effective January 1, 2017) per month for providing it with the office space and personnel necessary to fulfill its responsibilities as Sponsor of the Fund. For the year ended December 31, 2017 and December 31, 2016, the parent service fee aggregated $100,000 and $150,000, respectively.

The Company owns 40 Shares of the Fund and serves as its Tax Matters Partner for federal income tax purposes. These Shares were issued to the Company in exchange for its initial capital contribution to the Fund and represent units of beneficial interest in and ownership of the Fund.

Expenses incurred in connection with organizing the Fund and the offering of the Shares upon the commencement of its operations were paid by ETFMG, the parent and sole owner of the Company.

ETF MANAGERS CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2017 AND 2016

Note 3 – RELATED PARTY TRANSACTIONS (Continued)

Expenses incurred in connection with the continuous offering of Shares of the Fund are the responsibility of the Fund.

Note 4 – SUBSEQUENT EVENTS

Effective January 1, 2018, the Sponsor has agreed to waive receipt of the Sponsor Fee and/or assume the Fund’s expenses (excluding brokerage fees, interest expense, and extraordinary expenses) so that the Fund’s total annual expenses do not exceed 1.00% per annum through January 31, 2019.

Further, the CTA fee, calculated daily and paid monthly in arrears was reduced from .50% per annum to .20% per annum of average daily net assets.

In addition to the reduction in the expense limit, effective January 1, 2018, the Sponsor Fee, calculated daily and paid monthly, became the greater of 0.15% of its average daily net assets, or $75,000, per annum, and the fees for Principal Financial Officer and Chief Compliance Officer services provided to the Fund by the Sponsor were each increased to $25,000 per annum. Certain additional fees paid to the Sponsor for tax return preparation and regulatory reporting fees were also increased. The Sponsor Fee, fees for the Principal Financial Officer and Chief Compliance Officer, and fees for tax return preparation and regulatory reporting reflect the level of fees charged to the Fund prior to January 1, 2017.